UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 2, 2006

PENNFED FINANCIAL SERVICES, INC.
(Exact name of registrant as specified in its charter)

Maryland	0-24040	22-3297339
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

622 Eagle Rock Avenue, West Orange, New Jersey
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (973) 669-7366

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[x]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR 240.13e-4(c))

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Item 7.01. Regulation FD Disclosure

             On November 2, 2006, PennFed Financial Services, Inc. issued the press release furnished herewith as Exhibit 99 jointly with New York Community Bancorp, Inc. announcing the execution of a definitive merger agreement.

Item 9.01. Financial Statements and Exhibits

             (d)        Exhibits

                          99        Press Release dated November 2, 2006

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SIGNATURES

             Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PENNFED FINANCIAL SERVICES, INC.
Date:	November 3, 2006	/s/ Joseph L. LaMonica Joseph L. LaMonica President and Chief Executive Officer

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Exhibit No.	Description
99	Press release dated November 2, 2006

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